                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    _______________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 9, 1997
                                                         ---------------


                   CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
        -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                     0-19869             13-3517074
    ----------------------------------------------------------------------------
    (State or Other Jurisdiction        (Commission         (IRS Employer
        of Incorporation)                File Number)        Identification No.)



    110 East 59th Street, New York, New York                      10022
    ----------------------------------------------------------------------------
    (Address of Principal Executive Offices)                     (Zip Code)




Registrant's Telephone Number, including area code  (212)355-3466
                                                   --------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
------   ------------

     On January 9, 1997, the Company announced that the Company and its wholly-owned operating subsidiary, CCPR Services, Inc. ("Services"), intend to effect a corporate restructuring (the "Restructuring") in which (i) a new entity ("NewCo") will be formed, (ii) shareholders of the Company will become shareholders of NewCo upon completion of a merger of a subsidiary of NewCo with and into the Company, (iii) the Company and Services will repay all amounts outstanding under their existing bank credit facility, (iv) Services will make a cash payment to the Company, (v) Services will acquire a percentage of the interest currently held by the Company in the San Juan Cellular Telephone Company and (vi) the Company will distribute to NewCo the cash received from Services in connection with such acquisition.

     NewCo intends to use the funds distributed to it in connection with the Restructuring, as well as other capital resources, to pursue opportunities outside of the Commonwealth of Puerto Rico. The name and ticker symbol of NewCo and anticipated completion date of the Restructuring will be announced as soon as practicable.

     Services intends to raise the financing necessary to consummate the Restructuring by raising gross proceeds of approximately $175 million from a private placement of Senior Subordinated Notes due 2007 (the "Notes") to be completed later this month. The Notes will be unconditionally guaranteed by the Company on a senior subordinated basis. NewCo will not guarantee or otherwise be obligated with respect to the Notes.

     The Notes will not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

     Accordingly, the Notes will be offered and sold within the United States under Rule 144A only to "qualified institutional buyers" and to a limited number of institutional "accredited investors" that make certain representations and agreements and outside the United States in accordance with Regulation S under the Securities Act.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------   ---------------------------------

     Exhibits

     99  Press Release issued January 9, 1997.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     CELLULAR COMMUNICATIONS OF PUERTO RICO, INC.
     (Registrant)



     By: /s/ Richard J. Lubasch
     --------------------------------------------
     Name: Richard J. Lubasch
     Title: Senior Vice President-General Counsel
     & Secretary



Dated: January 14, 1997

                                 EXHIBIT INDEX
                                 -------------


Exhibit                      Page
-------                      ----


99    Press Release issued on Janaury 9, 1997.